UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Crescent Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 332-7001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On May 15, 2024, Crescent Energy Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SilverBow Resources, Inc., a Delaware corporation (“SilverBow”), Artemis Acquisition Holdings Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Artemis Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, and Artemis Merger Sub II LLC, a Delaware limited liability company, pursuant to which, among other things, the Company has agreed to acquire SilverBow (the “SilverBow Acquisition”).

On May 16, 2024, the Company hosted a conference call to discuss its entry into the Merger Agreement and the SilverBow Acquisition. A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing. The submission of the information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between Crescent Energy Company (“Crescent”) and SilverBow Resources, Inc. (“SilverBow”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information About the Transaction

In connection with the Transaction, Crescent will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Crescent and SilverBow and a prospectus of Crescent. The Transaction will be submitted to Crescent’s stockholders and SilverBow’s stockholders for their consideration. Crescent and SilverBow may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and SilverBow. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or SilverBow may file with the SEC or send to stockholders of Crescent or SilverBow in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND SILVERBOW ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or SilverBow through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://ir.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by SilverBow will be made available free of charge on SilverBow’s website at https://sbow.com under the “Investor Relations” tab or by directing a request to Investor Relations, SilverBow Resources, Inc., 920 Memorial City Way, Suite 850, Houston, TX 77024, Tel. No. (281) 874-2700.

Participants in the Solicitation Regarding the Transaction

Crescent, SilverBow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Crescent’s directors and executive officers is contained in the Crescent’s Annual Report on 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://ir.crescentenergyco.com. Information regarding SilverBow’s executive officers and directors is contained in the proxy statement for SilverBow’s 2024 Annual Meeting of Stockholders (the “Definitive Proxy Statement”) filed with the SEC on April 9, 2024. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the SilverBow’s website at https://sbow.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Important Additional Information About the SilverBow Annual Meeting

SilverBow, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with SilverBow’s 2024 Annual Meeting. SilverBow has filed the Definitive Proxy Statement with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card.

The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement (available here) in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of SilverBow’s securities by SilverBow’s directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below.

SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY SilverBow WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC’s website (http://www.sec.gov). Copies of the foregoing any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of SilverBow’s website (https://www.sbow.com/investor-relations).

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Crescent or SilverBow expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Crescent may not approve the issuance of new shares of common stock in the Transaction or that stockholders of SilverBow may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Crescent’s common stock or SilverBow’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Crescent and SilverBow to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Crescent’s or SilverBow’s control, including those detailed in Crescent’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://ir.crescentenergyco.com and on the SEC’s website at http://www.sec.gov, and those detailed in SilverBow’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on SilverBow’s website at https://sbow.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Crescent or SilverBow believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Crescent and SilverBow undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Call Transcript, dated May 16, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Chief Financial Officer

Date: May 16, 2024